Exhibit 99.2

Investor Conference Call 2007 Year End Earnings February 21, 2008

2 All statements in this presentation that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by words such as “believe,” “intend,” “expect,” “may,” “could,” “would,” “will,” “should,” “plan,” “project,” “contemplate,” “anticipate,” or similar statements. Because these statements reflect the Company’s current views concerning future events, these forward-looking statements are subject to risks and uncertainties. The Company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the success of brand development efforts and strategic alliances; demand for the Company’s products and services; the ability to compete effectively and adjust to changing market conditions; inability to protect the Company’s proprietary technology; difficulties or delays in developing improved products when expected or desired and with the additional features contemplated or desired; the potential for intellectual property infringement, warranty, product liability, and other claims; the uncertainties associated with governmental regulation; and other factors detailed from time to time in the Securities and Exchange Commission reports of Investools. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise. Other than thinkorswim, Inc. and thinkorswim Advisors, Inc., neither Investools Inc. nor any of its subsidiaries are broker-dealers or investment advisors, or otherwise engaged in the business of effecting transactions in securities, the provision of investment advice or investment recommendations. Investools Cautionary Statements

3 The Securities and Exchange Commission’s Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are contained herein. Investools Education Group uses the non-GAAP financial measure “sales transaction volume” or “STV,” which is defined as revenue plus deferred revenue, to assess the operating results and effectiveness of the Company and its business segments. STV is consistent with the selling activities in the period reported and with the level of a majority of the cost components of cost of revenue. Given the impact of accounting for deferred revenue and for costs associated with deferred revenue, the Company also uses the non-GAAP financial measure “Adjusted EBITDA” as a valuable representation of the Company’s operating performance. Adjusted EBITDA is defined as net income (loss) plus depreciation and amortization, interest income, special charges, other non-cash items, and the net change in deferred revenue. The Company believes that the non-GAAP financial measures described above are also useful to investors, financial analysts and others to evaluate the operating and financial performance of the Company. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used generally as a substitute for revenue, net income (loss) or other GAAP operating measurements. The acquisition by Investools Inc. of thinkorswim Group, Inc. and its subsidiaries occurred on February 15, 2007. The pro forma consolidated financial information for the years ended December 31, 2006 and each quarter beginning January 1, 2006 has been prepared as if the acquisition had occurred January 1, 2006. The pro forma information has been prepared by combining the relevant consolidated financial information of each of Investools Inc. and thinkorswim Group for the time periods presented. The unaudited pro forma consolidated financial information is provided for informational purposes only. In addition, the unaudited pro forma consolidated financial information does not purport to project our future financial position, operating results or sales. No effect has been given in the unaudited pro forma consolidated statement of income for synergistic benefits that may be realized through the combination of the two companies or the costs that may be incurred in integrating the companies acquired in such acquisition. In addition, no adjustments have been made to give pro forma effect as if the merger had occurred at the beginning of the period presented, which adjustments are typically found in pro forma financial statements. The unaudited pro forma consolidated financial information should be read in conjunction with our historical financial statements and related notes and the historical financial statements of thinkorswim, which are included in our current report on Form 8-K filed with the Securities and Exchange Commission on February 22, 2007, Form 10-K filed with the Securities and Exchange Commission on March 16, 2007, and Form 10-Qs filed with the Securities and Exchange Commission on May 10, 2007, November 14, 2007 and November 21, 2007. Investools Non-GAAP Financial Information

4 Record Financial Results Q4 ’07 Q4 ’06 FY 2007 FY 2006 Revenue $ 94.1 $ 61.6 $ 328.4 $ 233.1 Sales Transaction Volume $ 88.6 $ 81.6 $ 331.9 $ 313.6 Net Income $ 17.8 $ (11.1) $ 16.9 $ (29.3) Adjusted EBITDA $ 24.3 $ 15.8 $ 80.5 $ 68.0 Adj. EBITDA % of STV 27% 19% 24% 22% In millions * See description on slide 3 of non-GAAP information

5 13,225 16,975 17,700 18,525 22,675 2,475 6,600 8,125 9,725 9,400 11,075 6,350 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Opened Accounts Funded Accounts Retail Account Growth Continues New funded accounts rose 66% vs. Q4 2006 Opened accounts total 124,150 as of 12/31/2007 Funded accounts total 57,775 as of 12/31/2007 Merger Closed Merger Announced

6 (1) Daily Average Revenue Trades 9,900 15,200 20,900 29,600 41,900 7,800 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Retail DARTs (1) Retail DARTs rose 323% vs. Q4 2006 Record 48,500 Retail DARTs in January ‘08 Merger Closed Merger Announced

7 128 129 142 153 170 200 $1,700 $1,650 $1,500 $1,550 $1,550 $1,800 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Annualized Trades per Accnt Annualized Comm Rev per Accnt Annualized Trades & Commissions per Funded Account Trading activity is heavily options oriented High volume, high quality account base Merger Closed Merger Announced

8 Account balances average $45M as funded accounts have continued to grow at industry leading levels (1) Daily Average Revenue Trades $48,000 $46,100 $44,400 $43,500 $44,900 $53,700 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Average Funded Account Balance Merger Closed Merger Announced

9 Total Graduates and Active Subscribers Over 337,000 investors have successfully graduated from Investools’ investor education programs Active subscribers to Investools Online have grown 20%+ for each of the past five years Total Paid Graduates 17,900 25,400 50,500 64,200 69,900 58,900 2002 2003 2004 2005 2006 2007 Active Investools Online Subscribers 23,700 32,500 51,000 68,000 85,400 102,800 2002 2003 2004 2005 2006 2007

2008 Strategic Initiatives: Investor Education Group

11 Investor Education Strategic Initiatives - Workshop upsells Objective: Increase graduates at cost effective, profitable acquisition rates to increase the flow of qualified, education and active accounts to thinkorswim’s trading platforms

12 Foundation Workshop Upsells -Workshop upsell rates reflect the sales that take place at the workshops of advanced product sales. Upsell rates do not include sales from the Company’s other sales operations. Fewer partner events and the lower initial price point contributed to a decline in Q4 workshop upsell results 2007 saw record workshop upsell rates, even as price points were lowered 4th Quarter Full Year 0% 20% 33% 40% 29% 31% 35% 31% 20% 25% 20% 16% 31% 45% 40% 0% 12% 24% 36% 48% 2005 2006 2007 TRADING ROOMS ASSOCIATE MASTERS PHD Workshop Upsell Rate WORKSHOP UPSELL RATE 6% 27% 43% 37% 30% 39% 34% 24% 17% 23% 19% 25% 34% 42% 0% 12% 24% 36% 48% 2005 2006 2007 TRADING ROOMS ASSOCIATE MASTERS PHD Workshop Upsell Rate WORKSHOP UPSELL RATE

13 Foundation Course Price/Demand Curve Investools Marketed Event Demand Curve 0% 5% 10% 15% 20% 25% 30% 35% $3,999 $2,999 $1,999 $999 $299 Foundation Course Price Sales Rate Investools marketed events have exhibited a consistent demand curve at lower price points $99 30%+

14 Expand Online Acquisition – mytrade.com Investools education pod thinkPod

2008 Strategic Initiatives: thinkorswim

16 thinkorswim Strategic Initiatives - Objective: Continue to grow active accounts through more effective conversion and independent marketing campaigns; promotion of differentiated trading platforms – desktop, web-based, thinkPod, and mobile; and continued leadership in trading technology and product development

17 Monthly thinkorswim Release Notes lee@investools.com

18 Evolution of SWIM Growth Strategy Preview Events Foundation Course P A I D F R E E Continuing Education Investools Education Group

19 Evolution of SWIM Growth Strategy Preview Events thinkPod Foundation Course thinkPro thinkpipes thinkorswim Web P A I D F R E E thinkorswim Desktop Continuing Education Investools Education Group thinkorswim Online Brokerage

20 Evolution of SWIM Growth Strategy Preview Events mytrade Pods thinkPod Foundation Course thinkPro thinkpipes thinkorswim Web P A I D F R E E thinkorswim Desktop Continuing Education Investools Education Group thinkorswim Online Brokerage

Consolidated Operating and Financial Information

22 4th Quarter STV $59.6 $81.6 $88.6 2005 2006 2007 Record Top-Line Growth Increased volume in brokerage accounts and trading activity lead to continued growth 4th Quarter Revenue $46.4 $61.6 $94.1 2005 2006 2007 Education graduates continue to fuel brokerage accounts at a steady pace * See description on slide 3 of non-GAAP information

23 4th Quarter Net Loss/Income -$6. -$11.1 $17.8 2005 2006 2007 Record Bottom-Line Results Record volumes of graduates and trading activity drive continued improvement in bottom line 4th Quarter Adj EBITDA $14.0 $15.8 $24.3 21% 19% 27% 2005 2006 2007 Adj EBITDA — % of STV * See description on slide 3 of non-GAAP information

24 Brokerage Revenue Reaches Record Levels 61% 67% 19% 18% 20% 15% 0% 20% 40% 60% 80% 100% Q4 '06 Q4 '07 Commissions Interest Other % of Revenue $41.4MM $17.5MM All brokerage revenue sources showing steady growth

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